UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Tammy L. Schultz
does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as her agent on any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tammy L. Schultz	Dated as of April 1, 2019
Tammy L. Schultz
Chairman, President and Chief Executive Officer

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 1, 2019
Filed on Form S-1
File Numbers:

333-224346
333-224347
333-224393
333-224394

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Fernand LeBlanc
does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as his agent on any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Fernand LeBlanc	Dated as of April 1, 2019
Fernand LeBlanc
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 1, 2019
Filed on Form S-1
File Numbers:

333-224346
333-224347
333-224393
333-224394

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Eric Kurzrok
does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as his agent on any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Eric Kurzrok	Dated as of April 1, 2019
Eric Kurzrok
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 1, 2019
Filed on Form S-1
File Numbers:

333-224346
333-224347
333-224393
333-224394

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Lisa Young
does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as her agent on any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Lisa Young	Dated as of April 1, 2019
Lisa Young
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 1, 2019
Filed on Form S-1
File Numbers:

333-224346
333-224347
333-224393
333-224394

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Paula SeGuin
does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as her agent on any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Paula SeGuin	Dated as of April 1, 2019
Paula SeGuin
Vice President, Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 1, 2019
Filed on Form S-1
File Numbers:

333-224346
333-224347
333-224393
333-224394

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Athansios Bolovinos
does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as his agent on any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Athansios Bolovinos	Dated as of April 1, 2019
Athansios Bolovinos
Chief Financial Officer, Treasurer, Assistant Secretary

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 1, 2019
Filed on Form S-1
File Numbers:

333-224346
333-224347
333-224393
333-224394